SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

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[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         TII Network Technologies, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                  applies:

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                  computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the
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                  was determined):

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         5)       Total fee paid:

[ ]   Fee paid previously with preliminary materials.

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      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         TII NETWORK TECHNOLOGIES, INC.
                                1385 Akron Street
                            Copiague, New York 11726

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 8, 2004

                               ------------------

To the Stockholders of
TII Network Technologies, Inc.:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of TII Network Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Huntington Hilton, 598 Broadhollow Road, Melville, New York, on Wednesday, December 8, 2004 at 1:00 p.m., New York time, at which the following matters are to be presented for consideration:

      1. The election of three Class I directors to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

      2. A proposal to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 24, 2005; and

      3. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

      The close of business on October 15, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Directors,

                                                       Virginia M. Hall,
                                                       Secretary

October 25, 2004

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                         TII NETWORK TECHNOLOGIES, INC.
                                1385 Akron Street
                            Copiague, New York 11726

                              --------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                         To be Held on December 8, 2004

                            ------------------------

      This Proxy Statement, to be mailed to stockholders of TII Network Technologies, Inc., a Delaware corporation (the "Company"), on or about October 27, 2004, is furnished in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 8, 2004 at 1:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Huntington Hilton, 598 Broadhollow Road, Melville, New York.

      The close of business on October 15, 2004 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 11,907,784 shares of the Company's Common Stock ("Common Stock").

      Stockholders in whose name shares are registered may vote by proxy or in person at the Meeting. To vote by mail, appropriately mark and sign the accompanying Proxy and return it in the enclosed envelope which requires no postage if mailed in the United States. If a stockholder's Common Stock is held in "street name" (that is, whose shares are held by, and registered in the name of, a broker or other nominee), that institution is the record owner of those shares and entitled to vote them. Those stockholders will receive from, or on behalf of, that institution instructions describing the procedures for advising the institution how to vote those shares. Stockholders whose shares are held in street name who wish to vote at the Meeting will need to obtain a separate proxy form from the institution that holds their shares.

      Proxies properly and timely received will be voted in accordance with the specifications made or, in the absence of specification, for all nominees named herein to serve as directors and to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm. The Board of Directors does not intend to bring before the Meeting any matter other than those described above, and has not received notice of, and is not aware of, any other matters that are to be presented by stockholders for action at the Meeting. If, however, any other matters or motions come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby (a) by a written notice of revocation received by the Secretary of the Company at 1385 Akron Street, Copiague, New York 11726 or at the Meeting, (b) by receipt of a duly executed Proxy bearing a later date at the foregoing address or at the Meeting or (c) by voting in person at the Meeting.

      The presence, in person or represented by proxy, of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. Brokers that are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds in street name for its customers but as to which the broker has received no voting direction from the beneficial owner of the shares with respect to non-contested elections of directors, the selection of the Company's independent registered public accounting firm and certain other matters considered to be "routine" matters. Brokers are, therefore, expected to vote such shares on the election of directors and the ratification of the selection of the Company's independent registered public accounting firm. If a broker, nominee or other fiduciary holding shares in street name votes some, but not all, of the shares held by it as record owner for one or more beneficial owners of shares on one or more matters, the shares not voted by it on a matter are called "broker non-votes." Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

      Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters to be voted on at the Meeting. A plurality (that is, the three persons receiving the highest number of affirmative votes cast) of the vote of shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of Class I directors (Proposal 1) and the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending June 24, 2005 (Proposal 2).

      Shares represented by Proxies that are marked "withhold authority" for the election of one or more director nominees will not be counted as a vote cast for those persons (Proposal 2). Abstentions are considered as shares present and voted on the subject matter and, therefore, to the extent a vote requires approval by a majority of shares present in person or represented by proxy and entitled to vote (e.g., Proposal 2), abstentions will have the effect of a negative vote thereon. Under Delaware law, broker non-votes will have no effect on the outcome on the election of directors (Proposal 1) or any matter that requires approval by a majority of shares present in person or by proxy and entitled to vote thereon (e.g., Proposal 2). While the Company knows of no other matters to be brought before the Meeting, if any other matter is brought before the Meeting that requires the vote of a majority of all outstanding shares of Common Stock, broker non-votes, as well as abstentions, will have the effect of a negative vote on that matter.

                          SECURITY HOLDINGS OF CERTAIN
                      STOCKHOLDERS, MANAGEMENT AND NOMINEES

      The following table sets forth information, as of the Record Date, except as noted below, with respect to the beneficial ownership of the Company's Common Stock by (i) each person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee to serve as a director of the Company,
(iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation," below, and (iv) all executive officers and directors of the Company as a group:

                                                                               Shares           Percent of
Beneficial Owner (1)                                                          Owned (2)          Class (3)
--------------------                                                          ---------          ---------
Alfred J. Roach                                                                1,129,240(4)        9.2%
1385 Akron Street
Copiague, NY 11726

Timothy J. Roach                                                               1,056,013(5)        8.5%
1385 Akron Street
Copiague, NY 11726

Jerry Bloomberg and/or Sondra Bloomberg                                          965,000(6)        8.1%
155 East Ames Court
Plainview, New York 11803

C. Bruce Barksdale                                                               166,920(7)        1.4%

Mark T. Bradshaw                                                                  50,000(8)          *

Lawrence M. Fodrowski                                                             67,000(8)          *

R. Dave Garwood                                                                  240,570(9)        2.0%

James R. Grover, Jr.                                                             168,600(10)       1.4%

Joseph C. Hogan                                                                  114,330(11)         *

Charles H. House                                                                  33,200(12)         *

Virginia M. Hall                                                                 191,000(13)       1.6%

Kenneth A. Paladino                                                              185,000(14)       1.5%

All executive officers and directors                                           3,401,873(15)      24.4%
   as a group (12 persons)

----------------------

(1)   The Company understands that, except as noted below, each beneficial owner
      has  sole  voting  and  investment   power  with  respect  to  all  shares
      attributable to such owner.

(2) Includes shares subject to stock options or warrants only to the extent exercisable on or within 60 days after the Record Date.

(3) Asterisk indicates that the percentage is less than one percent. Percent of Class assumes the issuance of Common Stock issuable upon the exercise of options or warrants (to the extent exercisable on or within 60 days after the Record Date) held by such person but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(4) Includes 418,000 shares subject to options held under the Company's stock option plans. Excludes 51,744 shares owned by Mr. Roach's wife, as to which shares Mr. Roach disclaims beneficial ownership.

                                               Footnotes continued on next page)

(5) Includes 968 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership) and 520,000 shares subject to options held under the Company's stock option plans.

(6) Based solely on information contained in a Schedule 13G, dated February 10, 2003, filed jointly by, among others, Jerry and Sondra Bloomberg with the Securities and Exchange Commission reflecting information as at December 31, 2002. The Schedule 13G reflects that Jerry Bloomberg has shared voting and dispositive power over all such shares and that Sondra Bloomberg has shared voting and dispositive power over 790,500 of such shares (6.6% of the Company's outstanding Common Stock). Various other related persons, an entity and a profit sharing plan (none of whom beneficially owns at least 5% of the Company's outstanding Common Stock) are reflected as also having shared voting and dispositive power over certain of such shares.

(7) Includes 159,000 shares subject to options held under the Company's stock option plans.

(8) Represents shares subject to options held under a Company stock option plan.

(9) Includes 160,000 shares subject to options held under the Company's stock option plans and a warrant to purchase 14,285 shares that was acquired from the Company in the Company's June 2000 private placement.

(10) Includes 165,000 shares subject to options held under the Company's stock option plans.

(11) Includes 114,250 shares subject to options held under the Company's stock option plans.

(12) Includes 8,200 shares owned jointly by Mr. House and his wife, and 25,000 shares subject to an option held under a Company stock option plan.

(13) Includes 186,000 shares subject to options held under the Company's stock option plans.

(14) Includes 160,000 shares subject to options held under a Company stock option plan.

(15) Includes (i) 2,024,250 shares subject to options held by executive officers and directors under the Company's stock option plans and (ii) 14,285 shares subject to a warrant held by a director.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Company's Restated Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. These classes are to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits. The term of office of Class I directors continues until the Meeting, the term of office of Class II directors continues until the next succeeding annual meeting of stockholders and the term of office of Class III directors continues until the second succeeding annual meeting of stockholders, and, in each case, until their respective successors are elected and qualified. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that meeting.

      The Board of Directors has fixed the size of the Board at nine. Each director was previously elected by the Company's stockholders, except Mark T. Bradshaw and Charles H. House, who were elected by the Board of Directors.

      The terms of C. Bruce Barksdale, R. Dave Garwood, and Joseph C. Hogan , the present Class I directors, will expire at the Meeting. At the Meeting, holders of Common Stock will elect three Class I directors to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of C. Bruce Barksdale, R. Dave Garwood, and Joseph C. Hogan to serve as Class I directors (the "nominees").

      In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

Background of Nominees


         Class I Directors

      C. Bruce Barksdale, 73, was Vice President of the Company from August 1971 until December 1999 and thereafter was a consultant to the Company until April 2002. Since that time, Mr. Barksdale has been retired. He has been a director of the Company since 1974. Mr. Barksdale holds a Bachelor of Science degree in Electrical Engineering from the University of South Carolina.

      R. Dave Garwood, 62, has been a director of the Company since August 2000. Mr. Garwood is President of R. D. Garwood, Inc., an education and consulting company founded by him in 1974, specializing in supply chain management and the performance of operational audits and due diligence work for investment firms. Mr. Garwood holds a Bachelor of Science degree in Mechanical Engineering from Purdue University.

      Joseph C. Hogan, Ph.D., 82, has been a director of the Company since January 1974. Dr. Hogan served as Dean of the College of Engineering of the University of Notre Dame from 1967 to 1981, following which he performed various services for the University of Notre Dame until 1985, where he remains Dean Emeritus. From 1985 until his retirement in 1987, Dr. Hogan was a Director of Engineering Research and Resource Development at Georgia Institute of Technology. He is past President of the American Society of Engineering Education.

Background of Directors Whose Terms of Office Continue After the Meeting

      Class II Directors

      Mark T. Bradshaw, Ph.D., 37, has been a director of the Company since May 2003. Since July 2000, Dr. Bradshaw has been Assistant Professor of Business Administration at Harvard Business School. From June 1995 to June 2000, Dr. Bradshaw attended the University of Michigan Business School performing research and completing his Doctorate Degree. Mr. Bradshaw also holds a Bachelor of Business Administration degree and a Masters in Accounting degree from the University of Georgia. Dr. Bradshaw is a certified public accountant in Georgia.

      James R. Grover, Jr., 85, has been a director of the Company since 1978. Mr. Grover has been engaged in the private practice of law since 1974 and was General Counsel to the Company from 1977 until March 2004. Mr. Grover was a member of the United States House of Representatives from 1963 to 1974, after serving as a member of the New York State Assembly from 1957 to 1962.

      Charles H. House, 64, has served as a director of the Company since September 2003. Mr. House presently serves as Director of Societal Impact of Technology at Intel Corporation, a semiconductor chip maker ("Intel"). Mr. House previously served as Executive Vice President of Communications Research of Dialogic Corp., a manufacturer of hardware and software enabling technologies for computer telephony systems ("Dialogic"), which was acquired by Intel in 1999. Mr. House joined Dialogic in December 1995 as President of its wholly owned subsidiary, Spectron MicroSystems, Inc., which developed software for digital signal processing operating systems. Mr. House served as a director from July 1998 until July 2003, and Chairman from January 2001 until June 2003, of Applied Microsystems Corporation, when that company was dissolved following the sale of certain operations to Motorola, Inc. Mr. House holds a Bachelor of Science degree in Solid-State Physics from California Institute of Technology, a Masters in Sciences degree in Electronics Engineering from Stanford University, a Masters in Arts degree in the History of Science and Technology from the University of Colorado and a Masters in Business Administration degree in Strategic Studies from the University of California at San Diego.

      Class III Directors

      Alfred J. Roach, 89, has served as Chairman of the Board of Directors and a director of the Company and its predecessor since its founding in 1964 and was Chief Executive Officer of the Company from the Company's founding until January 1995. From September 1983 until September 2002, when it filed a petition under the federal Bankruptcy Code, Mr. Roach also served as Chairman of the Board of Directors and a director of American Biogenetic Sciences, Inc., a biotechnology research company ("ABS").

      Timothy J. Roach, 57, has served the Company in various capacities since December 1973. He has been President of the Company since July 1980, Chief Executive Officer since January 1995, Vice Chairman of the Board since October 1993 and a director since January 1978. Mr. Roach served as Chief Operating Officer of the Company from May 1987 until January 1998. Mr. Roach served as Treasurer, Secretary and a director of ABS from September 1983 until September 2002, when ABS filed a petition under the federal Bankruptcy Code. Mr.

Roach was a Captain in the United States Air Force for four years prior to joining the Company and is a graduate of Harvard University's Business School Program for Management Development.

      Lawrence M. Fodrowski, 56, has been a director of the Company since October 2001. Since May 2004, Mr. Fodrowski has served as Vice President Finance and Administration and Chief Financial Officer of Hylan Group, Inc. a company that provides custom solutions for data communications and electrical installations. From July 2002, Mr. Fodrowski was an independent financial consultant. From January 2001 until May 2004, Mr. Fodrowski was Chief Financial Officer of Gisbert McDonnell Construction, Inc. ("Gisbert McDonnell"), a construction management firm. From January 1976 until he joined Gisbert McDonnell, Mr. Fodrowski was Vice President, Chief Financial Officer and a director of LNR Communications, Inc. ("LNR"), a satellite communications equipment manufacturer. Prior to joining LNR, he was a Supervising Senior Accountant with KPMG Peat Marwick LLP (predecessor to KPMG LLP) for five years. Mr. Fodrowski holds a Bachelor of Science degree in Accounting from Fordham University and is a certified public accountant in New York.

      Alfred J. Roach is the father of Timothy J. Roach. There are no other family relationships among the Company's directors or executive officers.

Directors' Independence

      The Board of Directors has determined that C. Bruce Barksdale, Mark T. Bradshaw, Lawrence M. Fodrowski, R. Dave Garwood, Joseph C. Hogan and Charles H. House (constituting a majority of the Board of Directors) are "independent directors" pursuant to listing standards of Nasdaq. The Company's Common Stock is listed for trading on the SmallCap Market of Nasdaq. In reaching its conclusion, the Board determined that these individuals do not have a relationship with the Company that, in the Board's opinion, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and do not have any of the specific relationships set forth in Marketplace Rules of Nasdaq that would disqualify any of them from being considered independent directors.

Meetings of the Board of Directors

      During the Company's fiscal year ended June 25, 2004, the Company's Board of Directors held five meetings. Each incumbent director attended at least 75% of the aggregate number of Board of Directors meetings and meetings of all committees of the Board on which such director served that were held during the portion of fiscal 2004 that such person served as a director.

      It is the Company's policy that, absent extenuating circumstances, all members of the Board of Directors attend meetings of stockholders. Eight members of the Board attended the Company's 2003 Annual Meeting of Stockholders.

Committees of the Board

      The Board of Directors has Audit, Compensation and Nominating Committees.

      The Audit Committee presently consists of Messrs. Lawrence M. Fodrowski (Chairperson), R. Dave Garwood, Joseph C. Hogan, Mark T. Bradshaw, and Charles
H. House each of whom meets the independence requirements for audit committee members under the Nasdaq listing standards, including Rule 10A-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Fodrowski is an audit committee financial expert, within the meaning of the rules and regulations of the Securities and Exchange Commission. The specific function and responsibilities of the Audit Committee are set forth in the written charter of the Committee, a copy of which is attached as Appendix A to this Proxy Statement. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met on six occasions during the fiscal year ended June 25, 2004.

      The present members of the Compensation Committee are R. Dave Garwood (Chairperson), Lawrence M. Fodrowski Joseph C. Hogan and Charles H. House, each of whom meets the independence requirements for compensation committee members under the listing standards of Nasdaq. The Compensation Committee is authorized to consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company; grant options under the Company's present and future employee stock option plans; examine and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements of the Company and its subsidiaries; and report to the Board periodically with respect to such matters. A report of the Compensation Committee appears under the caption "Report of Compensation Committee Concerning Executive Compensation," below. The Compensation Committee met on four occasions, and acted by unanimous written consent on one occasion following informal discussions, during the Company's fiscal year ended June 25, 2004.

      The Nominating Committee of the Board of Directors presently consists of Messrs. Joseph C. Hogan (Chairperson), C. Bruce Barksdale and Lawrence M. Fodrowski, each of whom meets the independence requirements for nominating committee  members  under  the  listing  standards  of  Nasdaq.  The  Nominating
Committee is responsible for identifying qualified Board candidates and recommending their nomination for election to the Board, including recommending a slate of nominees for election to the Board at each annual meeting of stockholders. The Committee is also responsible to review executive succession and processes to assure a smooth and orderly Chief Executive Officer transition when the need arises. The specific function and responsibilities of the Nominating Committee are set forth in the written charter of the Committee adopted by the Board of Directors, a copy of which is attached as Appendix B to this Proxy Statement. . The Nominating Committee met on one occasion subsequent to its formation on September 20, 2004.

Director Nomination Process

      The Company's Nominating Committee, consisting exclusively of independent directors under the listing standards of Nasdaq, recommends to the full Board nominees to serve as directors of the Company.

      While the Committee will consider nominees recommended by stockholders, the Company's Board of Directors presently consists of nine members, the maximum number of directors permitted under the Company's Restated Certificate of Incorporation. Accordingly, the Nominating Committee does not intend to actively solicit recommendations from stockholders or others unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election or (iii) the Board does not intend to recommend the nomination of a sitting director for re-election. The Committee has not in the past retained or paid any third party to assist in identifying and evaluating nominees. Although the Committee has not established specific minimum qualifications, or specific qualities or skills for prospective nominees, the Committee will consider, among other things a potential nominee's financial and business experience, educational background, understanding of the Company's business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Committee. No weight is assigned to any of the factors and the Committee may change its emphasis on certain of these factors from time to time in light of the needs of the Company at the time. The Committee will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board and, in addition, in the case of incumbent directors, the director's past attendance at, and participation in, Board meetings and his or her overall contributions to the Board. Evaluations of candidates are expected to involve a review of background material supporting the criteria described above, internal discussions within the Nominating Committee and interviews with a candidate as appropriate. Upon selection of a qualified candidate, the Nominating Committee would recommend a candidate for consideration by the full Board. .

      A stockholder seeking to recommend a prospective nominee should submit the recommendation to the Committee in the manner described under "Stockholder
Communications with Directors," below, and within the time frame described in the third sentence under the caption "Miscellaneous - Stockholder Proposals," below. The recommendation should include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named as a nominee in the Company's proxy statement relating to the stockholder vote on his or her election and to serving as a director if elected. The recommendation must also include all information that would be required to be disclosed concerning such nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the Securities and Exchange Commission. In addition, the stockholder recommending the proposed nominee must provide the recommending stockholder's name, address and number of shares of the Company's Common Stock owned by such stockholder as they appear on the Company's stockholder records and the length of time the shares have been owned by the recommending stockholder (or, if held in "street name," a written statement from the record holder of the shares confirming the information concerning such stock ownership of the recommending stockholder) and whether the recommendation is being made with or on behalf of one or more other stockholders (and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made). The address to which recommendation should be sent is Nominating Committee of the Board of Directors, TII Network Technologies, Inc., 1385 Akron Street, Copiague, N.Y. 11726,
Attention: Secretary. While the Committee makes recommendation for director nominations, final approval rests with the full Board.

Stockholder  Communications  with Directors

      Stockholders may communicate directly with the Board or one or more specific directors by sending a written communication to: Board of Directors or a specific director, c/o the Company's Secretary, TII Network Technologies, Inc., 1385 Akron Street, Copiague, NY 11726. The Company's Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) related solely to complaints by users of the Company's products that are ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management, the Board or a Board committee. The Secretary will make all communications not specifically addressed to any one director available to each member of the Board at the Board's next regularly scheduled meeting.

Codes of Business Conduct and Ethics

      The Company has adopted a Code of Business Ethics and Conduct that applies to all of its directors, officers and employees, which is supplemented by a Code of Ethics for Senior Financial Officers that additionally applies to its Chief Executive Officer and senior financial officers. Copies of these codes are available on the Company's website at www.tiinettech.com by clicking on "investors relations" and then clicking on the applicable code.

Audit Committee Report

      Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Audit Committee is responsible for overseeing the Company's accounting, auditing and financial reporting practices, and the Company's independent registered public accounting firm have the responsibility for examining the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In fulfilling its oversight responsibility with respect to the Company's year ended June 25, 2004, the Audit Committee:

      o Reviewed and discussed the audited financial statements for the fiscal year ended June 25, 2004 with management and KPMG LLP ("KPMG"), the Company's independent registered public accounting firm;

      o Discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

      o Received the written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed KPMG's independence with KPMG and considered whether the provision of non-audit services rendered by KPMG was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Ratification of the Selection of Independent Registered Public Accounting Firm," below).

      Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended June 25, 2004 be included in the Company's Annual Report on Form 10-K filed with the SEC for that year.

                                            Respectfully,

                           Lawrence M. Fodrowski              Joseph C. Hogan
                           R. Dave Garwood                    Charles H. House
                           Mark T. Bradshaw

Executive Officers

      In addition to Alfred J. Roach and Timothy J. Roach, the following are executive officers of the Company:

      Kenneth A. Paladino, 47, has been Vice President-Finance and Chief Financial Officer of the Company since September 2000 and Treasurer since June 2001. From February 2000 until he joined the Company, Mr. Paladino was an independent consultant. Prior thereto, Mr. Paladino served as Chief Financial Officer from 1995 until February 2000, and for six years prior thereto as Corporate Controller, of EDO Corporation, a designer and manufacturer of advanced electronic and electro-mechanical systems. Mr. Paladino holds a Bachelor of Science degree in Accounting from Villanova University and is a Certified Public Accountant in New York.

      Virginia M. Hall, 51, has served the Company in various capacities since February 1976, serving as Vice President-Administration since December 1993, Vice-President-Contract Administration since September 1990 and Secretary since September 2002.

      Officers hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board. See "Executive Compensation - Employment Agreements" for information concerning the Company's Employment Agreements with Timothy J. Roach and Kenneth A. Paladino.


Required Vote

      A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of directors will elect directors.

      The Board of Directors recommends that stockholders vote FOR C. Bruce Barksdale, R. Dave Garwood and Joseph C. Hogan to serve as Class I directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for the Company's three fiscal years ended June 25, 2004, information concerning the compensation paid by the Company to Timothy J. Roach, the Company's Chief Executive Officer and the Company's other executive officers serving at the end of fiscal 2004 (the "Named Executive Officers"):

                                                                                            Long-Term
                                                Annual Compensation                       Compensation
                               --------------------------------------------------------       Award
                                                                       Other Annual     ----------------      All Other
Name and Principal Position    Year        Salary         Bonus        Compensation     Stock Options (#)    Compensation
---------------------------    ----        ------         -----        ------------     -----------------    ------------
Timothy J. Roach               2004         $300,000     $ 120,000         $  --                 --               $20,570(1)
    President and Chief        2003          250,000         --               48,000(2)      80,000               $20,570
    Executive Officer          2002          250,000         --               48,000(2)          --               $20,570


Kenneth A. Paladino            2004          215,000        86,000            --                 --                   --
   Vice President-             2003          193,000         --               --             80,000                   --
  Finance, Chief               2002          190,000         --               --             50,000                   --
   Financial Officer
   and Treasurer


Alfred J. Roach                2004          150,000         --               --                 --                   --
  Chairman of                  2003          150,000         --               --                 --                   --
  the Board                    2002          150,000         --               --                 --                   --



Virginia M. Hall               2004          147,000        58,400            --                 --                   --
   Vice President              2003          143,000         --               --             50,000                   --
   -Administration,            2002          140,000         --               --             25,000                   --
   Contract Admin-
   istration and Secretary

-----------------------------
(1) Represents premiums on life and long-term disability insurance maintained by the Company for the benefit of Mr. Roach.

(2) Pursuant to his employment agreement with the Company, during fiscal 2003 and fiscal 2002, Mr. Roach received an allowance to reimburse him for the cost of maintaining a secondary residence in Puerto Rico, where the Company maintains manufacturing facilities. This allowance ceased effective July 1, 2003.

Option Grants in Last Fiscal Year


      During the year ended June 25, 2004, the Company did not issue any stock options to any of the Named Executive Officers.

Aggregate Option Exercises and Fiscal Year-End Option Value Table

      No options were exercised by the Named Executive Officers during the Company's fiscal year ended June 25, 2004. The following table contains information with respect to the unexercised options held at June 25, 2004 by the Named Executive Officers:

                                     Number of            In-the-Money Value
                               Unexercised Options          of Unexercised
                                  Held at Fiscal            Options Held at
                                    Year-End                Fiscal Year-End
                                 (Exercisable/                (Exercisable/
          Name                   Unexercisable)             Unexercisable) (1)
          ----         ----------------------------------- ------------------
Timothy J. Roach                520,000/ 90,000            $   67,800/$60,060
Alfred J. Roach                 418,000/ 52,000            $   23,220/$15,480
Kenneth A. Paladino             105,000/100,000            $   66,600/$77,000
Virginia M. Hall                161,000/ 40,000            $   34,430/$32,495

(1) Represents the closing price of the Company's Common Stock at fiscal year-end minus the option exercise price, multiplied by the respective number of shares.

Remuneration of Directors

      Non-employee directors ("Outside Directors") receive a fee of $1,000 for each meeting of the Board attended in person and members of committees of the Board receive a fee of $500 for each committee meeting attended. Until it expired as to future grants in September 2004, Outside Directors were granted options to purchase 25,000 shares of the Company's Common Stock under the Company's 1994 Non-Employee Director Stock Option Plan (the "1994 Plan") at the time such person became an Outside Director and immediately following each annual meeting of stockholders at which directors were elected. Each option held by an Outside Director under the 1994 Plan is exercisable for a period of ten years following the date of grant (subject to earlier termination at specified times following an Outside Director's cessation of service) at an exercise price equal to 100% of the fair market value on the date of grant of the shares subject thereto. At the 2003 Annual Meeting of Stockholders, the Company's stockholders approved the Company's 2003 Non-Employee Director Stock Option Plan (the "2003 Plan") to replace the 1994 Plan when the 1994 Plan expired as to future option grants. The 2003 Plan provides that, at the time a person becomes an Outside Director, he or she is granted an option to purchase 24,000 shares of the Company's Common Stock under the 2003 Plan. In addition, under the 2003 Plan, immediately following each annual meeting of stockholders at which directors are elected, each Outside Director in office immediately following the conclusion of the meeting (whether or not elected at such meeting) is granted an option to purchase 5,000 shares of Common Stock, as well as 5,000 shares for each standing committee of the Board on which the Outside Director will be serving and 2,000 shares for each such committee that the Outside Director will be serving as Chairperson (an "Annual Option").

An individual who becomes an Outside Director for the first time at an annual meeting of stockholders is only granted an option (an "Initial Option") to purchase 24,000 shares of Common Stock and options to purchase 5,000 shares and 2,000 shares with respect to such committee memberships and chairpersonships, respectively, as will pertain to that Outside Director. An employee who ceases that relationship but remains a director will not be entitled to an Initial Option. Each option held by Outside Directors under the 2003 Plan is exercisable for a period of ten years following the date of grant (subject to earlier termination at specified times following a non-employee director's cessation of service) at an exercise price equal to 100% of the fair market value on the date of grant of the shares subject thereto. Initial Options vest and become exercisable in twelve equal quarterly installments commencing one year after the date of grant, while Annual Options vest and become exercisable in four equal quarterly installments commencing immediately upon grant.

Employment Agreements

      The Company and Timothy J. Roach are parties to an Amended and Restated Employment Agreement, effective as of July 1, 2003, pursuant to which Mr. Roach is serving as the Company's President and Chief Executive Officer. The Amended and Restated Employment Agreement provides for a two-year term ending July 1, 2005, with automatic one year extensions unless either party gives the other notice of termination at least six months prior to the then scheduled termination date. Under the Amended and Restated Employment Agreement, Mr. Roach is entitled to an annual salary of $300,000 per year, subject to increases and bonuses at the discretion of the Board of Directors or Compensation Committee of the Board. The Company also is to continue to maintain the medical, dental and disability insurance provided to Mr. Roach at levels and terms no less favorable than in effect on July 1, 2003. The Company is also to pay the premiums on at least $500,000 of life insurance on the life of Mr. Roach for benefit of Mr. Roach's beneficiaries and is to reimburse Mr. Roach for any income taxes, on a "gross up" basis, payable by him on such premiums.

      If Mr. Roach's employment is terminated by the Company for any reason, other than death, disability or for cause, or if Mr. Roach terminates his employment for good reason (in general, a change of control of the Company, as defined, a reduction of Mr. Roach's salary or benefits, adverse changes in his powers, duties, position, compensation or benefits or certain changes in the location where his duties are to be performed), he will be entitled to receive, as severance pay, in a lump sum, an amount equal to two times his annual salary in effect immediately prior to his cessation of employment (or, if greater, two times the highest annual salary rate in effect at any time during the year period preceding the date of such termination) and all bonuses paid or payable in respect of the Company's most recent fiscal year ended prior to the date of such termination (or, if greater, the bonus paid in respect of the Company's then current fiscal year or the immediately preceding fiscal year). In addition, during the two-year period following the date of such termination, Mr. Roach would continue to receive the benefits provided for in his Employment Agreement and any additional benefits that may be provided to executive officers or their dependents during such period in accordance with the Company's policies and practices, and any stock options granted to him which had not vested would become vested on the date of such termination. Mr. Roach (or his beneficiaries) will also be entitled to severance equal to one year's annual salary in the event of his death or two years' annual salary in the event of the termination of his employment by reason of his disability (as defined). In the event of termination of Mr. Roach's employment by virtue of an event that entitles him (or his beneficiaries) to severance pay, all outstanding options held by Mr. Roach will fully vest and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option.

      Mr. Roach has agreed, among other things, not to disclose confidential information of the Company and, during the term of the agreement and for a
Restricted Period thereafter, not to directly or indirectly, engage, participate, invest or have an interest in any business that engages in the manufacture and sale of surge protector devices for the telephone industry or any other activity which is competitive with the Company's business as conducted within twelve months preceding the end of the term of his Employment Agreement. The Restricted Period is one year after the date of termination of Mr. Roach's employment in the case of termination of Mr. Roach's employment due to disability, for cause (as defined) or Mr. Roach's voluntary termination of employment without good reason or if the term of the Employment Agreement expires based on Mr. Roach's election not to extend the term of the Agreement. The Company may extend the Restricted Period for a second year by paying Mr. Roach 50% of his annual salary in effect immediately prior to his cessation of employment (or, if greater, at the highest annual salary rate in effect at any time during the one-year period preceding the date of termination of his employment). If Mr. Roach terminates his employment for good reason or the Company terminates Mr. Roach's employment for any reason (other than his death, disability, or for cause) or the Employment Agreement expires based on a notice from the Company not to extend the term of the agreement, the Company may elect to invoke a one year Restricted Period by paying Mr. Roach his annual salary in effect immediately prior to his cessation of employment (or, if greater, the highest annual salary rate in effect at any time during the one year period preceding the date of termination of his employment), with the Company having the right to extend the Restricted Period for a second year by paying Mr. Roach 50% of the amount that was payable with respect to the first year of the Restricted Period.

      Kenneth A. Paladino is a party to an Employment Agreement, dated September 5, 2000, as amended June 5, 2003, with the Company under which Mr. Paladino is serving as the Company's Vice President-Finance and Chief Financial Officer for a term expiring September 4, 2005 at a salary of $215,000, which is subject to review at the end of each year of employment. In the event of the termination of Mr. Paladino's employment by the Company, other than for cause, death or disability, or in the event of termination by Mr. Paladino following a change in control, a reduction in rank or authority or a move of Mr. Paladino's primary place of work without his agreement, Mr. Paladino will be entitled to receive all compensation that he would have received for a one year period of time, and all outstanding options held by Mr. Paladino will fully vest and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option plan under which the options were granted but not exceeding 90 days following such termination. Mr. Paladino has agreed not to disclose confidential information of the Company during or after his employment and, during the term of his employment and for a period of one year thereafter, not to directly or indirectly engage in certain activities which are competitive to the Company.

Equity Compensation Plans

      The following table sets forth certain information as of June 25, 2004 with respect to the Company's equity compensation plans:

                                                                                               Number of securities
                               Number of securities to be           Weighted-average          remaining available for
                                 issued upon exercise of           exercise price of              future issuance
                                  outstanding options,            outstanding options,             under equity
        Plan Category              warrants and rights            warrants and rights           compensation plans
        -------------              -------------------            -------------------           ------------------
Equity compensation
plans approved by
security holders. .................     2,998,650(a)                      $1.68                     1,690,650(b)

Equity compensation plans
not approved by security
holders ...........................         --                             --                             --
                                        ----------                      ------                      ---------

  Total ...........................     2,998,650                       $ 1.68                      1,690,650
                                        ==========                      ======                      =========

----------------

(a) Includes 23,000, 801,700, 1,621,950 and 552,000 shares subject to options granted under the Company's 1986 Stock Option Plan under which no further options may be granted, 1995 Stock Option Plan (the "1995 Plan"), 1998 Stock Option Plan (the "1998 Plan") and the Company's 1994 Non-Employee Director Stock Option Plan, which expired as to future grants in September 2004 (the "1994 Plan"), respectively.

(b) Includes 311,100 and 864,550 shares available for future grant under the 1995 Plan and 1998 Plan, respectively, to employees and directors of, and consultants to, the Company and 500,000 shares available for grants to Outside Directors under the 2003 Plan. Upon the expiration, cancellation or termination of unexercised options, shares subject to options under a particular plan will again be available for the grant of options under that plan. In addition, at June 25, 2004, there were 15,000 shares available for grant under the 1994 Plan, which were not granted prior to the expiration of that plan as to future grants in September 2004.

Report of Compensation Committee
Concerning Executive Compensation

      The following report is submitted by the Compensation Committee of the Board of Directors which, among other things, considers and recommends to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the Company's executive officers. The full Board of Directors and the Compensation Committee have authority to grant stock options under the Company's 1995 Stock Option Plan and 1998 Stock Option Plan.

      The Compensation Committee has viewed salaries for the Company's executive officers as a means of providing basic compensation at levels sufficient to attract and retain qualified executives. Levels of base salary have been, subject to the requirements of any employment agreement between the Company and the executive officer, determined on a subjective basis in light of the executive's level of responsibility, performance and expertise, as well as prevailing economic conditions, the Company's performance and competitive factors.

      Bonuses, if awarded, have been to provide short-term incentive and to reward the executive's personal performance and contribution to the Company's recent overall performance or as an inducement to join the Company. Performance bonuses have been determined by reference to specific pre-established performance targets, on a subjective basis, by examining the executive's achievements or, at times, pursuant to agreements entered into as an inducement for an executive to join the Company. The Compensation Committee approved, as a short term incentive, a bonus pool for various executive and other officers, which, for fiscal 2004, was based on the Company achieving certain levels of net income, which factor was weighted based upon the degree to which the Company achieved various levels of revenues, net income and cash flows. The bonus pool was shared among the participants in relation to their compensation, but was limited to a specified percentage of each's compensation.

      The Compensation Committee has considered options a useful means of enabling the Company to provide long-term incentive to executives in a manner that enables the Company to conserve cash for operations and growth while tying the executive's interest to the interests of stockholders through stock ownership and potential stock ownership. Option grants have been based upon the executive's performance and expected contribution to the long-term goals of the Company.

      The Committee, on behalf of the Company, negotiated an Amended and Restated Employment Agreement with Timothy J. Roach, the Company's President and Chief Executive Officer, which became effective July 1, 2003. See "Employment Agreements," above, for a description of Mr. Roach's Amended and Restated Employment Agreement. For fiscal 2004, Mr. Roach's salary remained at the level provided for in his Amended and Restated Employment Agreement. Mr. Roach's bonus for fiscal 2004 was his share of the bonus pool for various executive officers discussed above. See "Summary Compensation Table," above for information concerning Mr. Roach's compensation.

      Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes a public company from taking a Federal income tax deduction for annual compensation paid to its chief executive officer or any of its four other most highly compensated executive officers in excess of $1,000,000 for any such person. Certain "performance based compensation" is excluded from the deduction limitation. Cash compensation being paid by the Company does not, and is not expected to, reach the threshold at which the deduction limitation would be imposed. The Company's stock option plans have been structured in a manner to enable any amount which is considered compensation as a result of the exercise of stock options or the disposition of the shares underlying an exercised option to be excluded from the deduction limitation. Accordingly, in light of the Company's current compensation levels, Section 162(m) is not expected to affect the Company's ability to deduct items treated as compensation for Federal income tax purposes.

                                Respectfully submitted,

                   Lawrence M. Fodrowski              Joseph C. Hogan
                   R. Dave Garwood                    Charles H. House

Performance Graph

      The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended June 25, 2004 with (i) the Nasdaq Stock Market-US Index and (ii) the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on June 30, 1999 in the Company's Common Stock and in each of the comparison groups and assumes reinvestment of dividends (the Company paid no dividends during the periods):


                              [PERFORMANCE GRAPH]

                                                            Cumulative Total Return

                                       6/99          6/00         6/01        6/02        6/03        6/04
TII Network Technologies, Inc.         $100      $   111.48   $   56.66   $   22.03   $   21.77   $   80.26
Nasdaq Stock Market-US Index           $100      $   192.65   $   68.58   $   58.24   $   56.04   $   76.42
Nasdaq Telecommunications Index        $100      $   145.51   $   58.89   $   27.85   $   47.85   $   54.35


Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to timely file initial statements of stock ownership and statements of changes of beneficial ownership with the SEC and furnish copies of those statements to the Company. Based solely on a review of the copies of the statements furnished to the Company to date, or written representations that no statements were required, the Company believes that all statements required to be filed by such persons with respect to the Company's fiscal year ended June 25, 2004 were timely filed.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm of KPMG LLP ("KPMG") has been appointed by the Audit Committee of the Board of Directors to continue to serve as the Company's independent auditor for the fiscal year ending June 25, 2005, subject to ratification by the stockholders of the Company. KPMG has served as the Company's independent public accountants since April 9, 2002.

Principal Accountant Fees and Services

      The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended June 25, 2004 and June 27, 2003:

Fee Category             Fiscal 2004 Fees       Fiscal 2003 Fees
------------                --------               --------

Audit Fees                  $177,000               $162,000
Audit-related fees             3,500                  7,500
Tax fees                      35,000                 16,500
All other fees                    --                     --
                            --------               --------
   Total Fees               $215,500               $186,000
                            ========               ========

----------


      Audit Fees. These fees were for services rendered for KPMG's audit of the Company's annual consolidated financial statements and review of the Company's interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG in connection with regulatory filings or engagements.

      Audit-Related Fees. In fiscal 2004, these services were for a response to comments from the Securities and Exchange Commission on a Company filing and, in fiscal 2003, these services were for an employee benefit plan audit.

      Tax Fees. These fees were for services regarding the preparation of income tax returns and other tax compliance and, in addition, in fiscal 2004 for tax advice ($8,300) regarding the tax treatment of the exercise of stock options.

      All Other Fees. The Company did not engage KPMG to perform any services other than those listed separately above in either fiscal 2004 or fiscal 2003.

      In connection with the standards for independence of the Company's independent registered public accounting firm promulgated by the SEC, the Audit Committee considered whether the services provided is compatible with maintaining the independence of KPMG.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee's present policy is to pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year for services set forth in an engagement letter approved by the Audit Committee or its Chairperson and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All of the services provided by KPMG during fiscal 2004 were pre-approved by the Committee or its Chairperson, in the latter of which cases, the Chairperson reported his decision to the full Audit Committee at its next scheduled meeting. The Company's independent registered public accounting firm and management are required to periodically report to the Audit Committee or its Chairperson regarding the extent of services provided by the Company's independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Effect of Ratification

      The Board proposes that the stockholders ratify the Audit Committee's selection of KPMG as the independent registered public accounting firm of the Company for the year ending June 24, 2005. If the resolution selecting KPMG as the Company's independent registered public accounting firm is adopted by stockholders, the Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in the Company's interests. Any such future selection need not be submitted to a vote of stockholders.

Availability of KPMG at the Meeting

      KPMG has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Required Vote

      The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on this proposal  is  required  to  ratify  the  selection  of  KPMG  as  the  Company's independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR Proposal 2.

                                  MISCELLANEOUS

Stockholder Proposals

      From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2005 Annual Meeting of Stockholders must be received by July 1, 2005. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1385 Akron Street, Copiague, New York 11726. As to any proposal intended to be presented by a stockholder, without inclusion in the Board of Directors' proxy statement and form of proxy for the Company's 2005 Annual Meeting, the proxies named in the Board of Directors' form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 13, 2005. Any such notices should also be directed to the Secretary of the Company at the above address. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

Annual Report on Form 10-K

      The 2004 Annual Report to Stockholders of the Company accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year ended June 25, 2004, which has been filed with the Securities and Exchange Commission, is contained in the Company's 2004 Annual Report to Stockholders accompanying this Proxy Statement and is also available, without charge, to stockholders upon request. Requests for a copy of that report should be addressed to Ms. Virginia M. Hall, Vice President-Administration and Secretary, 1385 Akron Street, Copiague, New York 11726, telephone number (631) 789-5000.

Solicitation of Proxies

      The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview. The Company has retained W.F. Doring & Co., Inc., 866 Broadway, Bayonne, New Jersey 07002 to aid in the solicitation of Proxies. For its services, W.F. Doring & Co., Inc. will receive a fee of $2,500 plus reimbursement for certain out-of-pocket expenses.

                                           By Order of the Board of Directors,


                                                    Virginia M. Hall,
                                                    Secretary

October 25, 2004

                                                                      APPENDIX A


                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                         TII NETWORK TECHNOLOGIES, INC.


I.    PURPOSE

      The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of TII Network Technologies, Inc. and its subsidiaries (the "Company") and the audits of the financial statements of the Company by reviewing the financial reports and other financial information being provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Company's Board of Directors (the "Board") have established or may establish; and the Company's auditing, accounting and financial reporting processes generally. The Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

      o Review financial and operating topics representing significant risk to the Company.

      o Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor.

      o Review and appraise the audit efforts of the Company's independent auditor.

      o Provide an open avenue of communications among the independent auditors, financial and senior management and the Board.

      o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters.

      o Pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Securities Exchange Act of 1934 (the "Exchange Act").

      The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and/or the independent auditor.

Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Delaware General Corporation Law, which shall continue to set the legal standard for the conduct of the members of the Committee.


II.   COMPOSITION OF THE AUDIT COMMITTEE

      The Committee shall be comprised of at least three members of the Board, as determined by the Board, each of whom must be an "independent director" and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the member's, or the proposed member's, independent judgment in carrying out his or her responsibilities as a director and as a member of the Committee. An "independent director" is a member of the Board who meets the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act, Rule 10A-3(b)(1) promulgated thereunder by the Securities and Exchange Commission (the "SEC") and Marketplace Rule 4200 of the Nasdaq Stock
Market, Inc. ("Nasdaq") for audit committees, all as amended, modified or supplemented from time to time, subject to such exceptions and exemptions as may be permissible under the rules of the SEC and the Nasdaq. No member of the Committee may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company nor may he or she be an affiliated person of the Company under applicable SEC or Nasdaq rules.

      All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Company shall also disclose (in accordance with SEC and Nasdaq rules) whether, based on a determination of the Board, at least one member of the Committee meets the criteria of an "audit committee financial expert," within the meaning of Rule 401(h) promulgated by the SEC under the Exchange Act and any rules adopted by Nasdaq with respect thereto, as same may be amended, modified or supplemented from time to time. All determinations pursuant to this paragraph shall be made by the Board.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board. Unless a chairperson of the Committee (the "Chairperson") is elected by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee.

III. MEETINGS

      The Committee shall meet from time to time as called by the Chairperson or as requested by management or the Company's independent auditors. The Chairperson will prepare a meeting agenda with the input of management and the independent auditor and in a timely manner to allow for adequate preparation and participation during a meeting. Members of the Committee may participate in any meeting of the Committee by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other. The Committee may ask members of management or others to attend meetings of the Committee, or portions thereof, and provide pertinent information as necessary. The Committee may meet with management, the Company's independent auditors or others in separate executive sessions to discuss any matters that the Committee or those with whom the Committee proposes to meet believe should be discussed privately. The Committee shall maintain minutes or other records of meetings and activities of the Committee, making the minutes available to any Board member at any time he or she requests them. The Committee shall report regularly to the full Board of Directors and provide the Board such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the person designated by the Committee to make such report.

IV.   RESPONSIBILITIES AND DUTIES

      The Committee shall:

Documents/Reports Review

      1. Review, prior to its filing or prior to its release, as the case may be, the Company's Annual Report on Form 10-K, annual report to stockholders and press release with respect to financial information contained therein.

      2. Review, prior to their filing or release, as the case may be, the Company's Quarterly Reports on Form 10-Q and press release with respect to financial information contained therein. The Chairperson may represent the entire Committee for the purposes of this review.

      3. Review such other financial information as may be submitted to the SEC or the public, as the Audit Committee shall deem appropriate. The Chairperson may represent the entire Audit Committee for the purposes of this review.

      4. In connection with the reviews of all such reports and financial information, consult with the Company's management and independent auditors as to the completeness and accuracy of such reports and financial information and discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards 61 and, to the extent applicable, Statement of Auditing Standards 100 (formerly Statement of Auditing Standards 71), each as in effect at that time.

      5. Recommend to the Board whether the Company's financial statements for the year covered by such report should be included in the Company's Annual Report on Form 10-K.

      6. Prepare a report of the Committee to be included in the Company's Proxy statement for annual meetings of stockholders in accordance with SEC rules.

Independent Auditors

      1. Have the sole authority to appoint, discharge and replace the Company's independent auditor. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditor shall be accountable to, and report directly to, the Committee.

      2. On an annual basis, consider the independence of the Company's independent auditor, including reviewing and discussing with the auditor all significant relationships which effect the auditor's independence, reviewing whether the provision by the independent auditor of permitted non-audit services is compatible with the independent auditor's independence and receiving the written statement from the independent auditor required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time, and actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

      3. Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (including the terms of its engagement with respect thereto), explicitly and/or through policies and procedures adopted by the Committee; consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence; and approve all engagement letters between the Company and the independent auditor for both audit and permitted non-audit services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals required by this Section. The decisions of the members to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting. Approvals by the Committee (or such designated members) of a non-audit service to be performed by the Company's independent auditor shall be disclosed, in the manner and to the extent required by the SEC, in the Company's periodic reports filed with the SEC.

      4. Review and evaluate the lead partner and other members of the independent auditor's team.

      5. Ensure the rotation of the audit partners, including, without limitation, the lead partner and concurring or reviewing partner, pursuant to Rule 2-01(c)(6), each of Regulation S-X promulgated by the SEC.

      6. Recommend to the Board policies, not inconsistent with Rule 2-01(c)(2) of Regulation S-X promulgated by the SEC, for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Financial Reporting Processes

      1. Review and discuss the quality of the financial reporting process with management and the independent auditors; and make inquiries as to the appropriateness of the Company's accounting principles as applied to its financial statements.

      2. Review and discuss with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

      3. Review and discuss quarterly, with management and the independent auditor, the Company's critical accounting policies and practices to be used in the Company's financial statements and alternate treatments of the application of accounting principles related to material items that have been discussed with the Company's management and that may be used in the preparation of the Company's financial statements, including the ramifications of the use of such alternate treatments, and the treatment preferred by the independent auditor.

      4. Review disclosures made to the Committee by the Company's principal executive officer and principal financial officer during their certification process with respect to the Reports on Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      5.    Consider and approve, if appropriate, the adoption of new, and major
            changes  to  the  Company's  existing   accounting   principles  and
            practices as suggested by the independent auditor or management.

      6.    Have  discussions  with  management  and  the  independent   auditor
            regarding the interim financial reporting process, if and when required.

      7. Review the accounting for significant or unusual transactions and for significant audit adjustments.

Process Improvement

      1. Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures proposed to be utilized.

      2. Review with management and the independent auditors any material weaknesses in the Company's system of internal control.

      3. Periodically consult with the independent auditor, out of the presence of management, about the Company's internal controls and disclosure controls and the completeness and accuracy of the Company's financial statements.

      4.    Review,  assess and  discuss  with  management  and the  independent auditor material written communications between the independent auditor and management, such as any management letter, recommendations on financial reporting, internal and disclosure controls and other matters, and schedules of unadjusted differences, and management's responses to such communications.

      5. Discuss with the independent auditors significant financial risk exposures.

      6. Following completion of the annual audit, review separately with each of management and the independent auditors any significant issues encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      7. Review with the independent auditor any significant disagreement among management and the independent auditors in connection with the preparation of any of the Company's financial statements.

      8. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

      9. Meet at least annually with management and the independent auditors to discuss any matters that the Audit Committee, management or the independent auditors believe should be discussed privately.

Legal Compliance

      1.    Review  at  lest  annually,   with  the  Company's  counsel,   legal
            compliance matters.

      2. Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

      3. Review and assess the results of all material regulatory examinations, including, but not limited to, SEC comments and inquires, review findings, recommendations and management's responses.

Ethical Compliance

      1. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      2. Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of the Nasdaq and, to the extent appropriate, the Delaware General Corporation Law.

      3. Establish, review and update periodically a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and review measures established to enforce the code of ethics.

Review of Charter and Committee Performance

      1. Review and reassess the adequacy of this Charter periodically, but at least annually, and update this Charter as conditions dictate.

      2.    Review its own performance at least annually.

Other Responsibilities

      Perform such other activities consistent with this Charter, and the Company's Certificate of Incorporation, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

V.    CERTAIN OTHER AUTHORITY

      The Committee shall have the authority to engage independent counsel, accountants and other advisors, as it determines necessary to carry out its duties.

      The Committee shall have sole authority to provide for appropriate funding, as determined by the Committee, for the payment of (i) compensation to the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee under the preceding paragraph of this Charter; and (iii) ordinary administrative expenses for the Committee that are necessary or appropriate, in the Committee's discretion, in carrying out its duties.

September 24, 2003

                                                                      APPENDIX B

                          Nominating Committee Charter

                                       OF

                         TII NETWORK TECHNOLOGIES, INC.

I.    PURPOSE

      The primary function of the Nominating Committee (the "Committee") is to oversee matters relating to the organization and composition of the Board of Directors (the "Board") of TII Network Technologies, Inc. (the "Company"), evaluate members and prospective members of the Board. The Committee is responsible for identifying qualified Board candidates and recommending their nomination for election to the Board, including recommending the slate of nominees for election to the Board at each annual meeting of stockholders. The Committee is also responsible to review executive succession and processes to assure a smooth and orderly Chief Executive Officer ("CEO") transition when the need arises.

II.   COMPOSITION OF THE COMMITTEE

      The Committee shall be comprised of at least three members of the Board, as determined by the Board, each of whom must be an "independent director" who meets the criteria for independence set forth in Marketplace Rule 4200 of the Nasdaq Stock Market, Inc. ("Nasdaq") for nominating committees, as amended, modified or supplemented from time to time, subject to such exceptions and exemptions as may be permissible under the rules of Nasdaq.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board. The Board may replace any member of the Committee who dies, resigns or is removed. Unless a chairperson of the Committee (the "Chairperson") is elected by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee.

      The Committee shall meet from time to time as called by the Chairperson. The Chairperson will prepare a meeting agenda with the input of management and in a timely manner to allow for adequate preparation and participation during a meeting. Members of the Committee may participate in any meeting of the Committee by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other. The Committee may ask members of management or others to attend meetings of the Committee, or portions thereof, and provide pertinent information as necessary. The Committee shall meet in executive session to discuss any matters that the Committee believes should be discussed privately. The Committee shall maintain minutes or other records of meetings and activities of the Committee, making the minutes available to any Board member at any time he or she requests them. The Committee shall report regularly to the full Board of Directors and provide the Board such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the person designated by the Committee to make such report.

III.  RESPONSIBILITIES

The Committee shall have the following responsibilities:

      o Develop and recommend to the Board guidelines and criteria for the selection of candidates for directors.

      o Annually review the Board's compliance with SEC and Nasdaq rules and oversee the Board's determination of each director's independence under the Nasdaq listing standards and applicable law.

      o     Review   candidates   for  the  Board  who  may  be  recommended  by
            stockholders.

      o Recommend the slate of nominees for election to the Board at each annual meeting of stockholders and to fill vacancies in the Board resulting from death, resignation or other cause or an increase in the total number of directors.

      o When directed by the Board, conduct searches for qualified Board candidates and recommend their election to the Board.

      o Report to the Board annually with an assessment of the Board's performance.

      o Annually review the structure of the Committees of the Board, including the size and composition of all Board Committees.

      o Recommend the resignation or non-re-election of a director in response to a meaningful change in the director's qualifications or employer or the director's acceptance, without Board approval, of the directorship of another public company.

      o     Review  executive   succession  planning,   including   recommending
            procedures that will assure an orderly CEO transition when the need arises.

      o Annually review and evaluate this charter and the performance of the Committee and recommend any appropriate changes to this charter or the Committee.

IV.   CERTAIN OTHER AUTHORITY

The Committee is authorized to delegate those of its functions as it may deem appropriate to subcommittees and to confer with Company management and other employees to the extent it deems necessary or appropriate to fulfill its duties. The Committee shall have authority to engage outside independent counsel and other experts, including search firms, as it determines necessary to carry out its duties, including identifying director or CEO candidates, and shall have sole authority to approve such experts' or advisors' fees and other retention terms.

PROXY                      TII NETWORK TECHNOLOGIES, INC.                  PROXY

           Proxy for Annual Meeting of Stockholders - December 8, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints,  as proxies for the undersigned,  TIMOTHY
J.  ROACH  and  VIRGINIA  M.  HALL,  or  either  of  them,  with  full  power of substitution, to vote all shares of the Common Stock of TII Network Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 8, 2004, at 1:00 p.m., New York time, at the Huntington Hilton, 598 Broadhollow Road, Melville, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

      EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. A VOTE FOR EACH LISTED NOMINEE AND FOR PROPOSAL 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSAL 2.


  Continued and to be signed on the reverse side if you elect to vote by mail

[LOGO] TII
NETWORK
TECHNOLOGIES


                                               000000 0000000000   0   0000
                                               000000000.000 ext.
                                               000000000.000 ext.
MR. A. SAMPLE                                  000000000.000 ext.
DESIGNATION (IF ANY)                           000000000.000 ext.
ADD 1                                          000000000.000 ext.
ADD 2                                          000000000.000 ext.
ADD 3                                          000000000.000 ext.
ADD 4                                          000000000.000 ext.
ADD 5
ADD 6                                          Holder Account Number

                                               C 1234567890J N T

                                      ---------------------------------
                                                 BARCODE

                                      ---------------------------------

                                       |_|   Mark  this  box  with  an x if you
                                             have made  changes to your name or
                                             address details above.



--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors                For             Withhold

01- C. Bruce Barksdale                  |_|               |_|

02- R. Dave Garwood                     |_|               |_|

03- Joseph C. Hogan                     |_|               |_|


-------------------------------------------------
(Except Nominee(s) written above)

The Board of Directors recommends a vote FOR the following proposal:

                                                 For       Against     Abstain

2.    To ratify  the  selection  of KPMG         |_|         |_|         |_|
      LLP as the  Company's  independent
      registered public accounting firm.



Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as you name(s) appear(s) on this proxy. All joint holders should sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.


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within the box                                  within the box                                Date (mm/dd/yyyy)
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                                                                                              [][] / [][] / [][][][]
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